UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

AGILYSYS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-5734	34-0907152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3655 Brookside Parkway Suite 300
Alpharetta, Georgia		30022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 810-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 14, 2024, Agilysys, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BTIG, LLC, as underwriter (the “Underwriter”), MAK Capital One L.L.C. (“MAK Capital One”), in its capacity as financial advisor and manager of, and on behalf of, MAK Capital Fund LP (“MAK Fund”) and the MAK Capital Distressed Debt Fund I, LP (“MAK CDD” and collectively with MAK Fund, the “Selling Stockholders”) relating to the sale of 867,729 shares (the “Shares”) of the Company’s common stock, without par value (the “Common Stock”), by the Selling Stockholders to the Underwriter at a price of $82.59 per share. The Company will not receive any of the proceeds from the sale of the Shares by the Selling Stockholders in the offering.

The Shares offered pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3ASR (File No. 333-274548), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on September 15, 2023, and a prospectus supplement dated February 14, 2024.

The Company and the Selling Stockholders have also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to amounts payable by the Underwriter as a result of such liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholders, and customary conditions to closing. The closing of the offering is expected to occur on February 20, 2024.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 14, 2024, by and among Agilysys, Inc., MAK Capital One L.L.C., the selling stockholders named therein, and BTIG, LLC.

5.1	Opinion of Polsinelli PC.

23.1	Consent of Polsinelli PC (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

Date:	February 15, 2024	By:	/s/ Kyle C. Badger
Kyle C. Badger Senior Vice President, General Counsel and Secretary